EXHIBIT 24

LIMITED POWER OF ATTORNEY

                    The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Manatron, Inc., does hereby appoint PAUL R. SYLVESTER and RANDALL L. PEAT, or either of them, his or her attorneys or attorney to execute in his or her name a Registration Statement of Manatron, Inc. on Form S-8 for the Executive Stock Plan of 2000, and any amendments to the Form S-8, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Dated: November 14, 2000	/s/ Paul R. Sylvester Paul R. Sylvester

LIMITED POWER OF ATTORNEY

                    The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Manatron, Inc., does hereby appoint PAUL R. SYLVESTER and RANDALL L. PEAT, or either of them, his or her attorneys or attorney to execute in his or her name a Registration Statement of Manatron, Inc. on Form S-8 for the Executive Stock Plan of 2000, and any amendments to the Form S-8, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Dated: November 27, 2000	/s/ Randall L. Peat Randall L. Peat

LIMITED POWER OF ATTORNEY

                    The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Manatron, Inc., does hereby appoint PAUL R. SYLVESTER and RANDALL L. PEAT, or either of them, his or her attorneys or attorney to execute in his or her name a Registration Statement of Manatron, Inc. on Form S-8 for the Executive Stock Plan of 2000, and any amendments to the Form S-8, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Dated: November 17, 2000	/s/ Richard J. Holloman Richard J. Holloman

LIMITED POWER OF ATTORNEY

                    The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Manatron, Inc., does hereby appoint PAUL R. SYLVESTER and RANDALL L. PEAT, or either of them, his or her attorneys or attorney to execute in his or her name a Registration Statement of Manatron, Inc. on Form S-8 for the Executive Stock Plan of 2000, and any amendments to the Form S-8, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Dated: November 20, 2000	/s/ Douglas A. Peat Douglas A. Peat

LIMITED POWER OF ATTORNEY

                    The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Manatron, Inc., does hereby appoint PAUL R. SYLVESTER and RANDALL L. PEAT, or either of them, his or her attorneys or attorney to execute in his or her name a Registration Statement of Manatron, Inc. on Form S-8 for the Executive Stock Plan of 2000, and any amendments to the Form S-8, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Dated: November 14, 2000	/s/ Jane M. Rix Jane M. Rix

LIMITED POWER OF ATTORNEY

                    The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Manatron, Inc., does hereby appoint PAUL R. SYLVESTER and RANDALL L. PEAT, or either of them, his or her attorneys or attorney to execute in his or her name a Registration Statement of Manatron, Inc. on Form S-8 for the Executive Stock Plan of 2000, and any amendments to the Form S-8, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Dated: November 30, 2000	/s/ Stephen C. Waterbury Stephen C. Waterbury

LIMITED POWER OF ATTORNEY

                    The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Manatron, Inc., does hereby appoint PAUL R. SYLVESTER and RANDALL L. PEAT, or either of them, his or her attorneys or attorney to execute in his or her name a Registration Statement of Manatron, Inc. on Form S-8 for the Executive Stock Plan of 2000, and any amendments to the Form S-8, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Dated: November 13, 2000	/s/ Harry C. Vorys Harry C. Vorys

LIMITED POWER OF ATTORNEY

                    The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Manatron, Inc., does hereby appoint PAUL R. SYLVESTER and RANDALL L. PEAT, or either of them, his or her attorneys or attorney to execute in his or her name a Registration Statement of Manatron, Inc. on Form S-8 for the Executive Stock Plan of 2000, and any amendments to the Form S-8, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Dated: November 23, 2000	/s/ Gene Bledsoe Gene Bledsoe

LIMITED POWER OF ATTORNEY

                    The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Manatron, Inc., does hereby appoint PAUL R. SYLVESTER and RANDALL L. PEAT, or either of them, his or her attorneys or attorney to execute in his or her name a Registration Statement of Manatron, Inc. on Form S-8 for the Executive Stock Plan of 2000, and any amendments to the Form S-8, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Dated: November 17, 2000	/s/ Allen F. Peat Allen F. Peat

LIMITED POWER OF ATTORNEY

                    The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Manatron, Inc., does hereby appoint PAUL R. SYLVESTER and RANDALL L. PEAT, or either of them, his or her attorneys or attorney to execute in his or her name a Registration Statement of Manatron, Inc. on Form S-8 for the Executive Stock Plan of 2000, and any amendments to the Form S-8, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Dated: November 14, 2000	/s/ W. Scott Baker W. Scott Baker